                   OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                         Supplement dated July 3, 2007
                   to the Prospectus dated February 28, 2007

This  supplement  amends the Prospectus of Oppenheimer  Quest Capital Value
Fund,  Inc.  (the "Fund")  dated  February 28, 2007 and replaces the  Prospectus supplement dated February 28, 2007. The Prospectus is amended as follows:

1.   The following paragraph is added to the Prospectus:

     At a  meeting  of held on June  29,  2007,  the  shareholders  of the  Fund approved a change of the Fund's  investment  objective  to "the Fund seeks total return." When this change is  implemented  on August 1, 2007, it will enable the
Fund to shift to an equity income strategy with dividends  becoming an important investment criterion.

2.   Effective July 16th, the section "How the Fund Is Managed - The Manager
-  Portfolio  Manager,"  beginning  on page 13, is deleted in its  entirety  and replaced by the following:

     Portfolio Manager. The Fund's portfolio is managed by Michael Levine who is primarily  responsible for the day-to-day  management of the Fund's investments.
Mr.  Levine has been a  portfolio  manager of the Fund since July 16, 2007 and a portfolio  manager and Vice  President of the Manager  since June 1998.  He is a portfolio  manager  and  officer  of other  portfolios  in the  OppenheimerFunds complex.

3.   Effective  July  16th,  the  section  "How  the Fund Is  Managed  - The
Sub-Adviser,"  beginning  on page 14, and the section "How the Fund Is Managed -
Pending Litigation," beginning on page 15 are deleted in their entirety.

4.   Effective  July 16th,  the section  "About the Fund's  Investments-Other
Investment Strategies-Temporary Defensive and Interim Investments" on page 13 is deleted in its entirely and replaced by the following:

     Investments  in Oppenheimer  Institutional  Money Market Fund. The Fund can
invest its free cash  balances  in Class E shares of  Oppenheimer  Institutional
Money Market Fund,  to provide  liquidity or for  defensive  purposes.  The Fund invests in Oppenheimer  Institutional  Money Market Fund rather than  purchasing individual  short-term  investments  to try to seek a higher yield than it could obtain on its own.  Oppenheimer  Institutional Money Market Fund is a registered open-end management  investment company,  regulated as a money market fund under the  Investment  Company Act of 1940, as amended and is part of the  Oppenheimer
Family  of  Funds.  It  invests  in  a  variety  of  short-term,   high-quality,
dollar-denominated  money  market  instruments  issued  by the U.S.  Government, domestic  and foreign  corporations,  other  financial  institutions,  and other entities.  Those  investments  may  have  a  higher  rate  of  return  than  the investments  that would be  available  to the Fund  directly.  At the time of an investment,  the  Manager  cannot  predict  what the  yield  of the  Oppenheimer
Institutional  Money  Market  Fund  will  be  because  of the  wide  variety  of instruments  that fund holds in its portfolio.  The return on those  investments may, in some cases,  be lower than the return that would have been  derived from other types of investments that would provide liquidity.  As a shareholder,  the
Fund will be subject to its  proportional  share of the expenses of  Oppenheimer
Institutional  Money Market  Fund's Class E shares,  including its advisory fee.
However,  the  Manager  will waive a portion of the Fund's  advisory  fee to the extent  of the  Fund's  share  of the  advisory  fee  paid  to  the  Manager  by
Oppenheimer Institutional Money Market Fund.

     Temporary  Defensive  and  Interim  Investments.  For  temporary  defensive purposes  in  times  of  adverse  or  unstable  market,  economic  or  political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment  strategies.  Generally the
Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market  instruments  described  above or in other  short-term
U.S. Government  securities.  The Fund might also hold these types of securities as interim  investments pending the investment of proceeds from the sale of Fund shares  or  the  sale  of  Fund  portfolio  securities  or to  meet  anticipated redemptions of Fund shares.  To the extent the Fund invests in these securities, it might not achieve its investment objective.

5.   Effective  August 1st, the section "How the Fund Is Managed,"  beginning on page 13, is deleted in its entirety and replaced by the following:

     How the Fund Is Managed

     THE MANAGER.  The Manager  chooses the Fund's  investments  and handles its day-to-day business. The Manager carries out its duties, subject to the policies established  by the Fund's  Board of  Directors,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment  adviser since 1960. The Manager and its subsidiaries and controlled  affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts.  The Manager is located at Two World Financial Center, 225
Liberty Street, 11th Floor, New York, New York 10281-1008.

     Advisory Fees. Under the investment advisory  agreement,  the Fund pays the
Manager an advisory  fee,  calculated on the daily net assets of the Fund, at an annual rate that  declines  on  additional  assets as the Fund grows.  Effective
August 1, 2007 the  advisory  fee rate is:  0.70% of the first  $400  million of average annual net assets of the Fund, 0.68% of the next $400 million,  0.65% of the next $400 million,  0.60% of the next $400  million,  0.55% of the next $400 million,  and 0.50% of average  annual net assets in excess of $2  billion.  The
Fund's  advisory fee for the period ended October 31, 2006,  based on the Fund's former advisory fee schedule, was 0.84% of average annual net assets.

     A discussion  regarding the basis for the Board of  Directors'  approval of the Fund's investment  advisory contract is available in the Fund's  Semi-Annual
Report for the six-month period ended April 30, 2007.

     Portfolio Manager. The Fund's portfolio is managed by Michael Levine who is primarily  responsible for the day-to-day  management of the Fund's investments.
Mr.  Levine has been a  portfolio  manager of the Fund since July 16, 2007 and a portfolio  manager and Vice  President of the Manager  since June 1998.  He is a portfolio  manager  and  officer  of other  portfolios  in the  OppenheimerFunds complex.

6.   As of August 1,  2007,  the Fund will  change  its name to  "Oppenheimer
Equity Income Fund, Inc."

7.   As of March 31, 2008,  the Fund will make  dividend  payments  quarterly rather than annually.

July 3, 2007                                                          PS0835.024